SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report:  November 5, 1996


                                LG&E ENERGY CORP.
             (Exact name of registrant as specified in its charter)


                  Kentucky           1-10568          61-1174555
               (State or other     (Commission     (I.R.S. Employer
               jurisdiction of    File Number)    Identification No.)
               incorporation)


                              220 West Main Street
                                 P.O. Box 32030
                              Louisville, KY 40232
                    (Address of principal executive offices)


                                 (502) 627-2000
                         (Registrant's telephone number)

Item 5.  Other Events.

On October 24, 1996, LG&E Energy Corp. announced that Ronald L. Bittner, Chairman of the Board and Chief Executive Officer of Frontier Corporation, Rochester, New York, was elected to the Board of Directors of LG&E Energy Corp. and its wholly-owned subsidiary, Louisville Gas and Electric Company on October 23, 1996.

Item 7(c).  Exhibits Filed.

Exhibit
Number               Description

99.01 News Release dated October 24, 1996, announcing the election of Ronald L. Bittner to the Board of Directors of LG&E Energy Corp. and Louisville Gas and Electric Company, as of October 23, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LG&E ENERGY CORP.
Registrant

Date:  November 5, 1996               /s/ Walter Z. Berger
                                      Walter Z. Berger
                                      Executive Vice President and
                                      Chief Financial Officer
                                      (On behalf of the registrant in his
                                      capacity as Principal Financial Officer)